SHARE CAPITAL	12 Months Ended
Dec. 31, 2018
SHARE CAPITAL [Abstract]
SHARE CAPITAL

23.	SHARE CAPITAL

Offering

On December 16, 2016, the Company completed an offering of 13,422,818 new ordinary shares at $7.45 per share, or the Offering, generating net proceeds of $98.2 million. The Company's largest shareholder, Hemen, guaranteed the Offering and was allocated 1,342,281 new ordinary shares in the Offering, corresponding to 10% of the Offering. Hemen owns 82,145,703 shares in the Company upon completion of the Offering, or approximately 48.4% of the Company's shares and votes.

Capital Reorganization

A resolution was approved at the Company’s Special Meeting of Shareholders on January 29, 2016, to effect a capital reorganization with effect from February 3, 2016, for a 1-for-5 reverse share split of the Company’s ordinary shares and to reduce the Company’s authorized share capital from $1,000,000,000 divided into 1,000,000,000 shares of $1.00 par value each to $500,000,000 divided into 500,000,000 shares of $1.00 par value each. The authorized share capital of the Company as at December 31, 2016 is $500,000,000 divided into 500,000,000 share of $1.00 par value each.

Equity distribution

In July 2018, the Company announced it had entered into an Equity Distribution Agreement dated July 24, 2018, with Morgan Stanley & Co. LLC for the offer and sale of up to $100.0 million of common shares of Frontline through an ATM. In December 2018, 11,868 shares were issued for combined proceeds of $0.1 million.

The following table summarizes the movement in the number of shares outstanding during the two years ended December 31, 2018;

Outstanding shares at December 31, 2016	169,809,324

Outstanding shares at December 31, 2017	169,809,324
Shares issuance in the year	11,868
Outstanding shares at December 31, 2018	169,821,192